EXHIBIT 10.1


                    AMENDMENT NO. 2 TO TRIARC COMPANIES, INC.
               AMENDED AND RESTATED 2002 EQUITY PARTICIPATION PLAN

     The Triarc Companies, Inc. Amended and Restated 2002 Equity Participation Plan, as amended (as so amended, the "Plan") is hereby amended as follows, to be effective as of March 26, 2007, subject to approval of this Amendment No. 2 by the holders of a majority of the votes cast on a proposal to approve this Amendment No. 2 at the next Annual Meeting of Stockholders of Triarc Companies, Inc., currently scheduled to be held on June 6, 2007, provided that the total votes cast on the proposal represent over 50% in interest of all securities entitled to vote on the proposal:

     1. Items 9 and 10 following the first paragraph of Section 27 of the Plan are replaced in their entirety and new Items 11 and 12 are added to read as follows:

               9.  stock price;

               10. net investment income;

               11. consolidated   net   income,   plus   (without
                   duplication and only to the extent such amount was deducted in calculating such consolidated net income) interest expense, income taxes, depreciation expense and amortization expense; or

               12. aggregate  consolidated  net  income  for  the
                   applicable fiscal year determined in accordance with United States generally accepted accounting principles as in effect from time to time ("GAAP"), applied on a basis consistent with past practice, modified as follows (as so modified, "Modified EBITDA"):

                   plus(without duplication and only to the extent such amount was deducted in calculating such consolidated net income) the following items on a consolidated basis: (a) interest expense; (b) income taxes; (c) depreciation expense; and (d) amortization expense;

                   minus (without duplication and only to the extent such amount was included in calculating such consolidated net income) the following items on a consolidated basis: (e) interest income; and (f) other income not included in operating profit under GAAP;

                   and further adjusted to exclude the impact of:
                   (i) Annual Operating Plan net expense variances attributable to the financing of new units (opened during the applicable fiscal year) through capital leases instead of operating leases as contemplated by the Annual Operating Plan, provided that (A) no adjustment under this clause (i) shall be made in respect of such new units in excess of the total number of new units contemplated by the Annual Operating Plan, (B) no adjustment under this clause (i) shall be made in respect of
                   (1) new units financed through capital leases, other than such new units in excess of the total number of new units contemplated by the Annual Operating Plan to be financed through capital leases or (2) new units financed through operating leases, other than such new units in excess of the total number of new units contemplated by the Annual Operating Plan to be financed through operating leases;
                   (ii) acquisitions and dispositions, by (A) disregarding for any portion of the fiscal year in which any assets are acquired (and any later fiscal years) any portion of actual Modified EBITDA attributable to any such acquired assets and (B) reducing the applicable Performance Goal and Cumulative Performance Goal for the fiscal year in which any assets are disposed (and any later fiscal years) by the projected amount of Modified EBITDA attributable to any such disposed assets for the portion of the fiscal year of disposition (and any later fiscal years) that was reflected in such Performance Goal and Cumulative Performance Goal; (iii) all items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence, as determined in accordance with standards established by Opinion No. 30 of the Accounting Principles Board, and any amendment, restatement, modification, supplement or successor thereto; and (iv) all items of expense related to equity based compensation determined in accordance with the standards established by Statement of Financial Accounting Standards No.123(R), and any amendment, modification or successor thereto.

     2. Except for the foregoing amendments set forth in paragraph 1 above, all of the terms and conditions of the Plan shall remain in full force and effect.